SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 14, 2004 (July 14, 2004)

ENDO PHARMACEUTICALS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	01-15989	13-4022871

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Painters Drive
Chadds Ford, Pennsylvania	19317

(Address of principal executive offices)	(Zip Code)

(610) 558-9800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
INDEX TO EXHIBITS
EX-99.1: PRESS RELEASE
EX-99.2: PRESS RELEASE

Item 5. Other Events.

On July 14, 2004, the Registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description
99.1	Press Release of Endo Pharmaceuticals Holdings Inc. dated July 14, 2004

99.2	Press Release of Endo Pharmaceuticals Holdings Inc. dated July 14, 2004, reporting the Registrant’s financial results for the three and six month periods ended June 30, 2004

Item 12. Results of Operations and Financial Condition.

The following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

On July 14, 2004, the Registrant issued an earnings release announcing its financial results for the three and six month periods ended June 30, 2004. A copy of the earnings release is furnished as Exhibit 99.2 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC. (Registrant)
	By:	/S/ CAROL A. AMMON
		Name:	Carol A. Ammon
Dated: July 14, 2004		Title:	Chairman & Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of Endo Pharmaceuticals Holdings Inc. dated July 14, 2004

99.2	Press Release of Endo Pharmaceuticals Holdings Inc. dated July 14, 2004, reporting the Registrant’s financial results for the three and six month periods ended June 30, 2004